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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY		14614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

______________________________________________________________

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on May 24, 2013, Document Security Systems, Inc. (the “Company”) entered into a Promissory Note (the “CNE Note”) with Congregation Noam Elimelech (the “Lender”), in the principal sum of $850,000. The CNE Note was amended on May 2, 2014 to extend its maturity date to May 24, 2015 (the “Maturity Date”).

On February 23, 2015, the Company entered into Promissory Note Amendment No. 2 (the “CNE Note Amendment”) with Lender amending the CNE Note (i) to extend the Maturity Date to May 31, 2016 (the “Extended Maturity Date”), and (ii) to institute principal payments in the amount of $15,000 per month plus interest through the Extended Maturity Date, and a balloon payment of $610,000 due on the Extended Maturity Date. All the other terms and conditions of the CNE Note will remain effective and in force through the Extended Maturity Date. The Lender is neither an affiliate of, nor a related party to, the Company.

In consideration of Lender’s agreement to enter into the CNE Note Amendment, the Company has agreed to issue Lender 60,000 shares of its common stock.

The forgoing description is a summary only, does not purport to set forth the complete terms of the CNE Note Amendment, and is qualified in its entirety by reference to the CNE Note Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K.

Also as previously reported, on December 30, 2011, the Company entered into a Convertible Promissory Note (the “Laufer Note”) with Mayer Laufer (“Laufer”), in the principal sum of $575,000. The Laufer Note was amended on May 24, 2013 to extend its maturity date to December 30, 2015 (the “Laufer Note Maturity Date”).

On February 23, 2015, the Company entered into Convertible Promissory Note Amendment No. 2 (the “Laufer Note Amendment”) with Laufer amending the Laufer Note (i) to extend the Laufer Note Maturity Date to December 30, 2016 (the “Extended Laufer Note Maturity Date”), (ii) to institute principal payments in the amount of $15,000 per month plus interest through the Extended Laufer Note Maturity Date, and a balloon payment of $230,000 due on the Extended Laufer Note Maturity Date, and (iii) to delete Laufer’s conversion rights, in their entirety, under the Laufer Note. All other terms and conditions of the Laufer Note will remain effective and in force through the Extended Laufer Note Maturity Date. Laufer is neither an affiliate of, nor a related party to, the Company.

In consideration of Laufer’s agreement to enter into the Laufer Note Amendment, the Company has agreed to issue Laufer 40,000 shares of its common stock.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Laufer Note Amendment, and is qualified in its entirety by reference to the Laufer Note Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The 100,000 shares of common stock issued in connection with and as partial consideration for the CNE Note Amendment and the Laufer Note Amendment discussed in Item 1.01 above were issued in private transactions pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

10.1	Promissory Note Amendment No. 2 between Document Security Systems, Inc. and Congregation Noam Elimelech dated February 23, 2015.
10.2	Convertible Promissory Note Amendment No. 2 between Document Security Systems, Inc. and Mayer Laufer dated February 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: February 26, 2015.	By:	/s/ Jeffrey Ronaldi
Jeffrey Ronaldi
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Promissory Note Amendment No. 2 between Document Security Systems, Inc. and Congregation Noam Elimelech dated February 23, 2015.
10.2	Convertible Promissory Note Amendment No. 2 between Document Security Systems, Inc. and Mayer Laufer dated February 23, 2015.